OTHER LONG-TERM DEBT (Schedule of Composition of Operating Leases) (Details) - USD ($) $ in Thousands	Dec. 31, 2019	Dec. 31, 2018
Lessee Disclosure [Abstract]
Right of use - assets under operating leases	$ 17,828
Current operating leases liabilities	7,131
Long-term operating lease liabilities	10,697
Total operating lease liabilities	$ 17,828
Weighted average remaining lease term (years)	4 years 10 months 24 days
Weighted average discount rate	1.95%